UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 14, 2004

XETA Technologies, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	0-16231	73-1130045

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1814 West Tacoma, Broken Arrow, Oklahoma		74012

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 918-664-8200

(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01.  Other Events.

The Company has signed a $1.2 million contract to install and maintain nine Nortel Networks Communication Server R4.0 systems for Metropolitan Atlanta Rapid Transit Authority (MARTA).  The Company issued a press release announcing this matter on December 14, 2004, a copy of which is included as an exhibit to this report.

Item 9.01.  Financial Statements and Exhibits.

  (c)       Exhibits.

     99.1     Press release issued by XETA Technologies, Inc. dated December 14, 2004.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XETA TECHNOLOGIES, INC.
(Registrant)

Dated: December 14, 2004	By:	/s/ ROBERT B. WAGNER

Robert B. Wagner
Chief Financial Officer

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